UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

SAFESTITCH MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, Suite A-100, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 575-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Securities Holders.

At the Annual Meeting of Stockholders of SafeStitch Medical, Inc. (the “Company”) held on June 2, 2010, the stockholders elected each of the Company’s seven nominees for directors to serve until the Company’s 2011 Annual Meeting of Stockholders.

The results of the voting were as follows:

Election of Directors:

	For	Withheld	Broker Non-Votes
Jane H. Hsiao, Ph.D.	16,563,217	5,240	0
Jeffrey G. Spragens	16,457,175	111,282	0
Charles J. Filipi, M.D.	16,566,115	2,342	0
Chao C. Chen, Ph.D.	16,458,075	110,382	0
Richard C. Pfenniger, Jr.	16,456,997	111,460	0
Steven D. Rubin	16,456,537	111,920	0
Kevin T. Wayne, D.B.A.	16,565,015	3,442	0

No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAFESTITCH MEDICAL, INC.

By: /s/ Adam S. Jackson
Name: Adam S. Jackson
Title: Chief Financial Officer

Date: June 4, 2010